Corbin Small-Cap Value Fund

                         Supplement Dated June 26, 2002
                        To Prospectus Dated March 1, 2002

         The following information supplements the information found on page 1 of the Prospectus under the headings "Principal Strategies" and "Principal Risks of Investing in the Fund."

                  The Fund's portfolio will often consist of larger positions in a fewer number of companies than some more broadly diversified mutual funds. This will increase the Fund's exposure to the risks described in the Prospectus as "Company Risks." Because there are fewer companies in the Fund's portfolio, the Fund's share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual company in the Fund's portfolio may have a significant negative impact on the Fund's performance.



         This supplement and the Prospectus dated March 1, 2002 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated March 1, 2002, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-924-6848.